                                                                    EXHIBIT 10.1


        NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.


                 Number of Shares Issuable Upon Exercise: 24,794

                               WARRANT TO PURCHASE
                       SHARES OF SERIES D PREFERRED STOCK
                                       OF
                   FAIRBANKS SYSTEMS GROUP D/B/A BACKUP, INC.

                            Expires: January 28, 2007

        THIS CERTIFIES THAT, for value received, DOMINION CAPITAL MANAGEMENT L.L.C., a Delaware limited liability company, is entitled to subscribe for and purchase 24,794 shares (as adjusted pursuant to the provisions hereof, the "Shares") of the Series D Preferred Stock of FAIRBANKS SYSTEMS GROUP d/b/a @BACKUP, INC., a California corporation (the "Company"), at a price per share of $1.21 (as adjusted pursuant to the provisions hereof, the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Preferred Stock" shall mean the Company's presently authorized Series D Preferred Stock, and any stock into or for which such Series D Preferred Stock may hereafter be converted or exchanged, and the term "Grant Date" shall mean January 28, 1999.

        1. Term. This Warrant is exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and prior to the earlier of
(a) the ninth anniversary of the Grant Date or (b) the fourth anniversary of the consummation of the Company's initial public offering of its Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), the aggregate gross proceeds from which exceed $10,000,000.

    2. Method of Exercise; Net Issue Exercise.

        2.1 Method of Exercise; Payment; Issuance of New Warrant. This Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by either of the following, at the election of the holder hereof: (a) the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company and by the payment to the Company, by cash, check or cancellation of indebtedness, of an amount equal to the Exercise Price per share multiplied by the number of Shares than being purchased; or (b) if in connection with a sale of Shares pursuant to a registered public offering of the Company's securities, the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A-2 duly executed), which surrender may be made contingent upon the closing of such offering, at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to the holder hereof as soon as possible and in any event within fifteen (15) days of receipt of such notice) and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible thereafter.

        2.2 Automatic Exercise. To the extent this Warrant is not previously exercised, and if the fair market value of one share of the Company's Preferred Stock is greater than the Exercise Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 2.3 below (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Company's Preferred Stock upon such expiration shall be determined pursuant to Section 2.3 (b) below. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 2.2, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

        2.3 Right to Convert Warrant into Stock: Net Issuance.

                (a) In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder may elect to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Preferred Stock, the aggregate value of which shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the holder by surrender of this Warrant at the principal office of the Company together with notice of the holder's intention to exercise the Conversion Right, in which event the Company shall issue to the holder a number of shares of the Company's Preferred Stock computed using the following formula:

                                        Y(A-B)
                                        ------
                                    X =    A

Where:  X = The number of shares of Preferred Stock to be issued to the holder.

        Y = The number of shares of Preferred Stock purchasable under this Warrant subject to the exercise election.

        A = The fair market value of one share of the Company's Preferred
            Stock.

        B = Exercise Price (as adjusted to the date of such calculations).

                (b) For purposes of this Section 2.3, the "fair market value" per share of the Company's Preferred Stock shall mean:

                        (i) If the Conversion Right is exercised in connection with and contingent upon the Company's initial public offering, and if the Company's registration statement relating to such offering has been declared effectively by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering; or

                        (ii) If the Conversion Right is not exercised in connection with and contingent upon the Company's initial public offering, then as follows:

                (A) If the Preferred Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the Nasdaq National Market (the "National Market System"), the fair market value shall be the average of the last reported sale prices of the Preferred Stock on such exchange or on the Nasdaq National Market on the last ten (10) trading days (or all such trading days such Preferred Stock has been traded if fewer than 10 trading days) before the effective date of exercise of the Conversion Right or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange or on the Nasdaq National Market;

                (B) If the Preferred Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the average of the means of the last bid and asked prices reported on the last ten
        (10) trading days (or all such trading days such Preferred Stock has been traded if fewer than 10 trading days) before the date of the election (1) by the Nasdaq Stock Market or (2) if reports are unavailable under clause (1) above, by the National Quotation Bureau Incorporated; and

                (C) If the Preferred Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the

        Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant.

        3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of this Warrant, and all Common Stock issuable upon conversion of the Shares shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company will at all times have been duly authorized and reserved, for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Preferred Stock (and Common Stock issuable upon conversion thereof).

        4. Adjustments to Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in Appendix I hereto upon the occurrence of certain events described therein. The provisions of Appendix I are incorporated by reference herein with the same effect as if set forth in full herein.

        5. Notices of Record Date. In the event of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, then, in connection with each such event, the Company shall mail to the holder of this Warrant at least twenty (20) days prior written notice of the date on which any such record is to be taken for the purpose of such dividend, distribution, right(s) or vote of the shareholders. Each such written notice shall specify the amount and character of any such dividend, distribution or right(s), and shall set forth, in reasonable detail, the matter requiring any such vote of the shareholders.

        6. Fractional Shares. No fractional shares of Preferred Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of the Preferred Stock on the date of exercise.

        7. Compliance with Securities Act; Disposition of Warrant or Shares of Preferred Stock.

                (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, the Shares to be issued upon exercise hereof and the Common Stock to be issued upon conversion of such Shares are being acquired for investment purposes only and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof (or Common Stock issued upon conversion of such Shares) except under circumstances which will not result in a violation of the Securities Act.

This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY. NO SALE, TRANSFER OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR
        (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                (b) Disposition of Warrant and Shares. With respect to any offer, transfer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant (or Common Stock issued upon conversion of such Shares) prior to registration thereof, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel reasonably satisfactory to the Company, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares or Common Stock and indicating whether or not under the Securities Act certificates for this Warrant or such Shares or Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the Shares or Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the Shares or Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act unless, in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Securities Act. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof to any partnership affiliated with the initial holder, or to any partner of any such partnership provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

        8. Rights as Shareholders; Information.

                8.1 Shareholder Rights. Except as set forth herein, no holder of this Warrant, as such, shall be entitled to vote upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or be deemed the holder of Preferred Stock until this

Warrant shall have been exercised and the Shares purchasable upon such exercise shall have become deliverable, as provided herein.

                8.2 [Intentionally deleted]

        9. Registration Rights. The rights of the holder of this Warrant and the obligations of the Company with respect to registration under the Securities Act and the applicable rules and regulations thereunder shall be as set forth in that certain Amended and Restated Investors' Rights Agreement, dated as of March 12, 1998, among the Company and certain investors in the Company's capital stock party thereto, as amended by Amendment No. 1 to Amended and Restated Investors' Rights Agreement, dated as of January 28, 1999 (the "Rights Agreement").

        10. Additional Rights.

                10.l Right of First Refusal. The rights of the holder of this Warrant and the obligations of the Company with respect to the sale and issuance by the Company of any shares of, or securities convertible into or exercisable for any shares of, any class of the Company's capital stock shall be as set forth in the Rights Agreement.

                10.2 Secondary Sales. The Company agrees to assist the holder of this Warrant in obtaining liquidity if opportunities to make secondary sales of the Company's securities become available. To this end, the Company will promptly provide the holder of this Warrant with notice of any offer to acquire from the Company's securities holders more than five percent (5%) of the total voting power of the Company and will cooperate with the holder in arranging the sale of this Warrant, on a pro-rata basis, to the person or persons making such offer.

                10.3 Mergers. The Company agrees to provide the holder of this Warrant with at least twenty (20) days' prior written notice of the terms and conditions of any proposed transaction, in which the Company would (i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its property or business, or (ii) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than fifty percent (50%) of the voting power of the Company is disposed of. The Company will cooperate with the holder in arranging the sale of this Warrant in connection with any such transaction.

        11. Representations and Warranties. This Warrant is issued and delivered on the basis of the following:

                (a) This Warrant has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms;

                (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

                (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Articles of Incorporation, as amended (the "Charter"), a true and complete copy of which has been delivered to the original holder of this Warrant;

                (d) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved and, when issued in accordance with the terms of the Company's Charter, will be validly issued, fully paid and nonassessable;

                (e) As of the Grant Date, the capitalization of the Company shall be as set forth in the Capitalization Schedule attached hereto as Appendix II, which indicates the following: (i) the authorized capital stock of the Company (including the authorized number of shares of Common Stock and each series of Preferred Stock); (ii) the number of shares of Common Stock and each series of Preferred Stock issued and outstanding; (iii) the number of shares of Common Stock reserved for issuance upon conversion of any Preferred Stock; (iv) the number of shares for which options have been granted under the Company's Stock Option Plan; and (v) any other securities that are convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for Common Stock or such convertible or exchangeable securities, and the number of shares of Common Stock issuable upon any conversion, exchange or exercise of such securities, options or rights. All issued and outstanding shares of the Company's Common Stock and Preferred Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in Appendix II, there are no outstanding rights, options, warrants, conversion rights, preemptive rights, rights of first refusal or similar rights for or understandings relating to the purchase or acquisition form the Company of any securities of the Company.

                (f) The execution and delivery of this Warrant, the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof and the compliance by the Company with the provisions hereof (i) are not and will not be inconsistent with the Company's Charter or Bylaws, (ii) do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and (iii) do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

        12. Amendment of Conversion Rights. During the term of this Warrant, the Company agrees that it shall not amend its Charter, as amended through the Grant Date, without delivering prior written notice describing such amendment to the holder or holders entitled to purchase a majority of the Shares upon exercise of this Warrant. The Company shall promptly provide the holder of this Warrant with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

        13. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

        14. Notices. Any notice, payment request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or sent to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant and shall be deemed received by the holder upon the earlier of actual receipt or, if sent by certified mail (postage pre-paid), two (2) days after deposit in the U.S. mail.

        15. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Shares, or the Company's Common Stock issuable upon conversion thereof, shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the Shares in accordance with Section
9) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

        16. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate issued upon exercise thereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company shall make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

        17. No Impairment. The Company will not, by amendment of its Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

        18. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

        19. Recovery of Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

        20. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        20. Governing Law. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF CALIFORNIA.


Date:  January 29, 1998                FAIRBANKS SYSTEMS GROUP d/b/a
                                       @BACKUP, Inc.,
                                       a California corporation


                                       By:           /s/  Gary Sutton
                                          ------------------------------------

                                       Name:  Gary Sutton

                                       Title:  Chief Executive Office

                                       Address: 3550 General Atomics Court
                                                San Diego, California 92121-1194

                                   EXHIBIT A-1

                               NOTICE OF EXERCISE


To:     FAIRBANKS SYSTEMS GROUP d/b/a @BACKUP, INC.
        (COMPANY NAME)


        1. The undersigned hereby:

           [ ] elects to purchase ________ shares of Series D Preferred
               Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full; or

           [ ] elects to exercise its net issuance rights pursuant to
               Section 2.3 of the attached Warrant with respect to ___________ shares of Series D Preferred Stock.

        2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                      ------------------------------------
                      (NAME)

                      ------------------------------------
                      (ADDRESS)

                      ------------------------------------
                      (ADDRESS)

        3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

------------
(DATE)

                                       ------------------------------------
                                       (SIGNATURE)

                                   EXHIBIT A-2

                               NOTICE OF EXERCISE

To:     FAIRBANKS SYSTEMS GROUP d/b/a @BACKUP, INC.
        (COMPANY NAME)


        1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S-____, filed on _____________, 19______, the undersigned hereby:

               [ ] elects to purchase ________ shares of Series D Preferred
                   Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant, or

               [ ] elects to exercise its net issuance rights pursuant to
                   Section 2.3 of the attached Warrant with respect to ___________ shares of Series D Preferred Stock.

        2. Please deliver to the custodian for the selling shareholders a stock certificate representing such _________ shares.

        3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $________ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.

------------
(DATE)


                                       ------------------------------------
                                       (SIGNATURE)

                                   APPENDIX I

                              ADJUSTMENT PROVISIONS

        1. Capitalized Terms. Capitalized terms used in this Appendix I that are not otherwise defined herein shall have the respective meanings assigned to them in the Warrant, dated as of January 28, 1999, to which this Appendix I is attached, if therein defined.

        2. [Intentionally Deleted]

        3. Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation or entity (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation or entity, as the case may be, shall execute a new Warrant (in form and substance satisfactory to the holder of this Warrant) providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Preferred Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Preferred Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Appendix I. The provisions of this Section 3 shall similarly apply to successive reclassifications, changes, mergers and transfers.

        4. Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Preferred Stock, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

        5. Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Preferred Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Preferred Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Preferred Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

        6. Other Distributions. In the event the Company shall declare a dividend or distribution payable in cash, securities of other persons, evidences of indebtedness issued by the

Company or other persons, assets or options or rights not referred to in Sections 3,4 or 5 of this Appendix I, then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Shares (or Common Stock issuable upon conversion thereof) as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

        7. Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment.

                                   APPENDIX II

                            CAPITALIZATION SCHEDULE

        NEITHER THIS WARRANT FOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER REASONABLE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                 Number of Shares Issuable Upon Exercise: 34,285

                               WARRANT TO PURCHASE

                       SHARES OF SERIES E PREFERRED STOCK

                                       OF

                   FAIRBANKS SYSTEMS GROUP D/B/A @BACKUP, INC.

                            Expires: October 12, 2008

        THIS CERTIFIES THAT, for value received, DOMINION CAPITAL MANAGEMENT L.L.C., a Delaware limited liability company, is entitled to subscribe for and purchase 34,285 shares (as adjusted pursuant to the provisions hereof, the "Shares") of the Series E Preferred Stock of FAIRBANKS SYSTEMS GROUP d/b/a @BACKUP, INC., a California corporation (the "Company"), at a price per share of $1.75 (as adjusted pursuant to the provisions hereof, the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Preferred Stock" shall mean the Company's presently authorized Series E Preferred Stock, and any stock into or for which such Series E Preferred Stock may hereafter be converted or exchanged, and the term "Grant Date" shall mean October 12, 1999.

        1. Term. This Warrant is exercisable, in whole or in part, at any time and from time to time from and after the Grant Date and prior to the earlier of
(a) the ninth (9th) anniversary of the Grant Date or (b) the (4th) anniversary of the consummation of the Company's initial public offering of its Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), the aggregate gross proceeds from which exceed $10,000,000.

        2. Method of Exercise; Net Issue Exercise.

                2.1 Method of Exercise; Payment; Issuance of New Warrant. This Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by either of the following, at the election of the holder hereof: (a) the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company and by the payment to the Company, by cash, check or cancellation of indebtedness, of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased; or (b) if in connection with a sale of Shares pursuant to a registered public offering of the Company's securities, the surrender of this Warrant (with the Notice of Exercise form attached hereto as Exhibit A-2 duly executed), which surrender may be made contingent upon the close of such offering, at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the Exercise Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificates representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to the holder hereof as soon as possible and in any event within fifteen (15) days of receipt of such notice (or, following, the Company's initial public offering, within five (5) days of receipt of such notice) and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible thereafter.

                2.2 Automatic Exercise. To the extent this Warrant is not previously exercised, and if the fair market value of one share of the Company's Preferred Stock is greater than the Exercise Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 2.3 below (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Company's Preferred Stock upon such expiration shall be determined pursuant to Section 2.3(b) below. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 2.2, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

                2.3 Right to Convert Warrant into Stock: Net Issuance.

                        (a) In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder may elect to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Preferred Stock, the aggregate value of which shares shall be equal to the value of this Warrant or the portion thereof being converted. The Conversion Right may be exercised by the holder by surrender of this Warrant at the principal office of the Company together with notice of the holder's intention to exercise the Conversion Right, in which event the Company shall issue to the holder a number of shares of the Company's Preferred Stock computed using the following formula:

                                        Y(A-B)
                                        ------
                                    X =    A

Where:  X = The number of shares of Preferred Stock to be issued to the holder.

        Y = The number of shares of Preferred Stock purchasable under this Warrant subject to the exercise election.

        A = The fair market value of one share of the Company's Preferred
            Stock.

        B = Exercise Price (as adjusted to the date of such calculations).

                (b) For the purposes of this Section 2.3, the "fair market value" per share of the Company's Preferred Stock shall mean:

                        (i) If the Conversion Right is exercised in connection with and contingent upon the Company's initial public offering, and if the Company's registration statement relating to such offering has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering; or

                        (ii) If the Conversion Right is not exercised in connection with and contingent upon the Company's initial public offering, then as follows:

                (A) If the Preferred Stock is traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the Nasdaq National Market (the "National Market System"), the fair market value shall be the average of the last reported sale prices of the Preferred Stock on such exchange or on the Nasdaq National Market on the last ten (10) trading day (or all such trading days such Preferred Stock has been traded if fewer than 10 trading days) before the effective date of exercise of the Conversion Right or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange or on the Nasdaq National Market;

                (B) If the Preferred Stock is not so listed or admitted to unlisted trading privileges, the fair market value shall be the average of the means of the last bid and asked prices reported on the last ten (10) trading days (or all such trading days such Preferred Stock has been traded if fewer than 10 trading days) before the date of the election (1) by the Nasdaq Stock Market or (2) if reports are unavailable under clause (1) above, by the National Quotation Bureau Incorporated; and

                (C) If the Preferred Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be determined by mutual agreement of the Company and the holder of this Warrant.

        3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of this Warrant, and all Common Stock issuable upon conversion of the Shares shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company will at all times have duly authorized and reserved, for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Preferred Stock (and Common Stock issuable upon conversion thereof).

        4. Adjustments to Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as set forth in Appendix I hereto upon the occurrence of certain events described therein. The provisions of Appendix I are incorporated by reference herein with the same effect as if set forth in full herein.

        5. Notices of Record Date. In the event of any taking by the Company of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all or substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, then, in connection with each such event, the Company shall mail to the holder of this Warrant at least twenty (20) days prior written notice of the date on which any such record is to be taken for the purpose of such dividend, distribution, right(s) or vote of the shareholders. Each such written notice shall specify the amount and character of any such dividend, distribution or right(s), and shall set forth, in reasonable detail, the matter requiring any such vote of the shareholders.

        6. Fractional Shares. No fractional shares of Preferred Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of the Preferred Stock on the date of exercise.

        7. Compliance with Securities Act; Disposition of Warrant or Shares of Preferred Stock.

                (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, the Shares to be issued upon exercise hereof and the Common Stock to be issued upon conversion of such Shares are being acquired for investment purposes only and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof (or Common Stock issued upon conversion of such Shares) except under circumstances which will not result in a violation of the Securities Act. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

        THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER ANY STATE

        SECURITIES LAWS, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY. NO SALE, TRANSFER OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

                (b) Disposition of Warrant and Shares. With respect to any offer, transfer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant (or Common Stock issued upon conversion of such Shares) prior to registration thereof, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel reasonably satisfactory to the Company, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares or Common Stock and indicating whether or not under the Securities Act certificates for this Warrant or such Shares or Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. Each certificate representing this Warrant or the Shares or Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act unless, in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Securities Act. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof to any partnership affiliated with the initial holder, or to any partner of any such partnership provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

        8. Rights as Shareholders; Information.

                8.1 Shareholder Rights. Except as set forth herein, no holder of this Warrant, as such, shall be entitled to vote upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or be deemed the holder of Preferred Stock until this Warrant shall have been exercised and the Shares purchasable upon such exercise shall have become deliverable, as provided herein.

                8.2 [Intentionally Deleted]

        9. Registration Rights. The rights of the holder of this Warrant and the obligations of the Company with respect to registration under the Securities Act and the applicable rules and regulations thereunder shall be as set forth in that certain Amended and Restated Investors' Rights Agreement, dated as of July 30, 1999, among the Company and certain investors in the Company's capital stock party thereto, as amended by Amendment No. 1 to Amended and

Restated Investors' Rights Agreement, dated as of August 23, 1999, as amended by Amendment No. 2 to Amended and Restated Investor's Rights Agreement, dated as of September 17, 1999 (the "Rights Agreement").

        10. Additional Rights.

                10.1 Right of First Refusal. The rights of the holder of this Warrant and the obligations of the Company with respect to the sale and issuance by the Company of any shares of, or securities convertible into or exercisable for any shares of, any class of the Company's capital stock shall be as set forth in the Rights Agreement.

                10.2 Secondary Sales. The Company agrees to assist the holder of this Warrant in obtaining liquidity if opportunities to make secondary sales of the Company's securities become available. To this end, the Company will promptly provide the holder of this Warrant with notice of any offer to acquire from the Company's security holders more than five percent (5%) of the total voting power of the Company and will cooperate with the holder in arranging the sale of this Warrant, on a pro-rata basis, to the person or persons making such offer.

                10.3 Mergers. The Company agrees to provide the holder of this Warrant with at least twenty (20) days' prior written notice of the terms and conditions of any proposed transaction, in which the Company would (i) sell, lease, exchange, convey or otherwise dispose of all or substantially all of its property or business, or (ii) merge into or consolidate with any other corporation (other than a wholly-owned subsidiary of the Company), or effect a transaction (including a merger or other reorganization) or series of related transactions, in which more than fifty percent (50%) of the voting power of the Company is disposed of. The Company will cooperate with the holder in arranging the sale of this Warrant in connection with any such transaction.

        11. Representations and Warranties. This Warrant is issued and delivered on the basis of the following:

                (a) This Warrant has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms;

                (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable,

                (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the holders thereof are as set forth in the Company's Articles of Incorporation, as amended (the "Charter"), a true and complete copy of which has been delivered to the original holder of this Warrant;

                (d) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved and, when issued in accordance with the terms of the Company's Charter, will be validly issued, fully paid and nonassessable;

                (e) As of the Grant Date, the capitalization of the Company shall be as set forth in the Capitalization Schedule attached hereto as Appendix II which indicates the following: (i) the authorized capital stock of the Company (including the authorized number of shares of Common Stock and each series of Preferred Stock); (ii) the number of shares of Common Stock and each series of Preferred Stock issued and outstanding, (iii) the number of shares of Common Stock reserved for issuance upon conversion of any Preferred Stock; (iv) the number of shares for which options have been granted under the Company's Stock Option Plan; and (v) any other securities that are convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for Common Stock or such convertible or exchangeable securities, and the number of shares of Common Stock issuable upon any conversion, exchange or exercise of such securities, options or rights. All issued and outstanding shares of the Company's Common Stock and Preferred Stock have been duly authorized and validly issued, and are fully paid and non-assessable. Except as set forth in Appendix II, there are no outstanding rights, options, warrants, conversion rights, preemptive rights, rights of first refusal or similar rights for or understandings relating to the purchase or acquisition from the Company of any securities of the Company.

                (f) The execution and delivery of this Warrant, the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof and the compliance by the Company with the provisions hereof (i) are not and will not be inconsistent with the Company's Charter or Bylaws, (ii) do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and (iii) do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

        12. Amendment of Conversion Rights. During the term of this Warrant, the Company agrees that it shall not amend its Charter, as amended through the Grant Date, without delivering prior written notice describing such amendment to the holder or holders entitled to purchase a majority of the Shares upon exercise of this Warrant. The Company shall promptly provide the holder of this Warrant with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

        13. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

        14. Notices. Any notice, payment request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or sent to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant and shall be deemed received by the holder upon the earlier of actual receipt or, if sent by certified mail (postage pre-paid), two (2) days after deposit in the U.S. mail.

        15. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Shares, or the Company's Common Stock issuable upon conversion thereof, shall survive the exercise and termination of this Warrant All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will at the time of the exercise of this Warrant in whole or in part upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the Shares in accordance with Section
9) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant provided; that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

        16. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate issued upon exercise thereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company shall make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

        17. No Impairment. The Company will not by amendment of its Charter or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

        18. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

        19. Recovery of Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

        20. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provisions shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        20. Governing Law. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF CALIFORNIA.

Date:  October 12, 1999                FAIRBANKS SYSTEMS GROUP d/b/a
                                       @BACKUP, INC.
                                       a California Corporation

                                       By:     /s/ Gary Sutton
                                          ------------------------------------

                                       Name:   Gary Sutton

                                       Title: Chief Executive Officer

                                       Address: 3550 General Atomics Court
                                                San Diego, CA 92121-1194

                                   EXHIBIT A-1

                               NOTICE OF EXERCISE

To:     FAIRBANKS SYSTEMS GROUP d/b/a @BACKUP, INC.
        (Company Name)


        1. The undersigned hereby:

        [ ] elects to purchase shares of Series E Preferred Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full; or

        [ ]    elects to exercise its net issuance rights pursuant to Section
               2.3 of the attached Warrant with respect to shares of Series E Preferred Stock.

        2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                      -------------------------------------
                                     (Name)

                      -------------------------------------
                                    (Address)

                      -------------------------------------
                                    (Address)

        3. The undersigned represents that the aforesaid shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

---------------
     (Date)

                                       ------------------------------------
                                                   (Signature)

                                   EXHIBIT A-2

                               NOTICE OF EXERCISE

To:     FAIRBANKS SYSTEMS GROUP d/b/a @BACKUP, INC.
        (COMPANY NAME)

        1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S-______, filed on _______________, 19___, the undersigned hereby:

        [ ] elects to purchase _______ shares of Series E Preferred Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant; or

        [ ] elects to exercise its net issuance rights pursuant to Section 23 of the attached Warrant respect to _______ shares of Series E Preferred Stock.

        2. Please deliver to the custodian for the selling shareholders a stock certificate representing such _________________ shares.

        3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $_____________, or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.


----------------
    (Date)

                                       ------------------------------------
                                                    (Signature)

                                   APPENDIX I

                              ADJUSTMENT PROVISIONS

        1. Capitalized Terms. Capitalized used in this Appendix I that are not otherwise defined herein shall have the respective meanings assigned to them in the Warrant, dated as of October 12, 1999, to which this Appendix I is attached, if therein defined.

        2. (Intentionally Deleted).

        3. Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation or entity (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation or entity, as the case may be, shall execute a new Warrant (in form and substance satisfactory to the holder of this Warrant) providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Preferred Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Preferred Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Appendix I. The provisions of this Section 3 shall similarly apply to successive reclassifications, changes, mergers and transfers.

        4. Subdivision or Combination of Shares. If the Company at any time while this Warrant is outstanding and unexpired shall subdivide or combine its Preferred Stock, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

        5. Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Preferred Stock, then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such determination by a fraction (a) the numerator of which shall be the total number of shares of Preferred Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Preferred Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

        6. Other Distribution. In the event the Company shall declare a dividend or distribution payable in cash, securities of other persons, evidences of indebtedness issued by the Company or other persons assets or options or rights not referred to in Sections 3, 4 or 5 of this Appendix I, then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Shares (or Common Stock issuable upon conversion thereof) as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

        7. Notice of Adjustments. Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the registered holder(s) hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment.



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

                                   APPENDIX II

                             CAPITALIZATION SCHEDULE



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